UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Cencora, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on March 6, 2025.

(b)	Each of the three items listed below was submitted to a vote of the Company's shareholders at the Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 23, 2025 (the “Proxy Statement”). The final voting results are set forth below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company’s shareholders.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	168,413,582	762,532	166,952	9,542,398
Werner Baumann	165,837,072	3,354,227	151,767	9,542,398
Frank K. Clyburn	167,730,172	1,458,056	154,838	9,542,398
Steven H. Collis	165,458,442	3,759,064	125,560	9,542,398
D. Mark Durcan	168,590,464	597,571	155,031	9,542,398
Lon R. Greenberg	153,366,924	15,673,799	302,343	9,542,398
Lorence H. Kim, M.D.	167,048,677	2,132,892	161,497	9,542,398
Robert P. Mauch	167,590,712	1,597,295	155,059	9,542,398
Redonda G. Miller, M.D.	164,014,442	5,165,281	163,343	9,542,398
Dennis M. Nally	166,267,786	2,918,693	156,587	9,542,398
Lauren M. Tyler	161,743,928	7,426,800	172,338	9,542,398

Item 2 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The Company’s shareholders approved this item. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
156,885,713	12,269,867	187,486	9,542,398

Item 3 - Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025.

The Company’s shareholders approved this item. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
166,297,099	12,410,706	177,659	N/A

No item other than the three items addressed above and described in the Proxy Statement was submitted at the Annual Meeting for shareholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

March 10, 2025	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President and Chief Legal Officer